UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 12, 2003

i3 Mobile, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-30175	51-0335259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

181 Harbor Drive, Stamford, Connecticut (Address of Principal Executive Offices)		06902 (Zip Code)

Registrant’s telephone number, including area code: 203-353-0383

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1	Text of Press Release, dated November 12, 2003.

Item 12.	Results of Operations and Financial Condition.

On November 12, 2003, i3 Mobile, Inc. issued a press release announcing its financial results for the third quarter ended September 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Current Report. The information in this Current Report, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

i3 Mobile, Inc.

Date: November 14, 2003	By:	/s/ Edward J. Fletcher

Name: Edward J. Fletcher
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	i3 Mobile, Inc. Press Release, dated November 12, 2003.